Events after the reporting period	12 Months Ended
Dec. 31, 2019
Events after the reporting period
Events after the reporting period

30.   Events after the reporting period

New receivables funding agreement

On February 6, 2020, the Company entered into an amended and restated accounts receivables securitization program (the “Amended Program”) where trade receivables held by certain of the Company’s subsidiaries in Spain and France (the “Originators”) are financed, either directly or indirectly (through a French fonds commun de titrisation named “FCT Ferro” (the “FCT”)), by a special purpose “designated activity company” domiciled and incorporated in Ireland (the “SPE”). The constitution of the FCT into the Amended Program allowed for the sale of certain EUR denominated receivables that were not eligible under the previous structure and increased the available funding from the SPE to the Originators.

Subsequent to entering into the Amended Program, the Company has repaid $34,500 thousand of senior loans in order to optimise the level of borrowings of the SPE with the level of receivables in the securitization. There has been no change to the senior lender’s maximum commitment of $150,000 thousand and the Company can request additional senior loans up to the maximum commitment when needed.

Impact of COVID-19 pandemic in Company´s business

In early 2020, the outbreak of coronavirus disease (“COVID-19”) in China spread to other jurisdictions, including locations where the Company conducts business. As of the date of the issuance of the consolidated financial statements, the COVID-19 outbreak has not yet had a material effect on the Company’s liquidity or financial position. Management continue to monitor the impact that the COVID-19 pandemic is having on the Company, the specialty chemical industry and the economies in which the Company operates. Given the speed and frequency of continuously evolving developments with respect to this pandemic and the uncertainties this may bring for the Company and the demand for its products it is difficult to forecast the level of trading activities and hence cash flow in the next twelve months.  Management have developed an impact assessment to stress test and assess potential responses to a downside scenario. The assessment involves application of key assumptions around market demand and prices, including the extent of the decrease that might be experienced in summer 2020 and the subsequent timing and level of recovery. Additionally, judgment is required around the level and extent of mitigating actions such as reductions in operating costs and capital expenditure. Developing a reliable estimate of the potential impact on the results of operations and cash flow at this time is difficult as markets and industries react to the pandemic and the measures implemented in response to it, but the downside scenario analysis supports an expectation that the Company will have cash headroom to continue to operate throughout the following twelve months. The key assumption underlying this assessment is a recovery in forecast trading activity in the latter part of 2020.

Cancellation of Cross-currency swap

In March, 2020, the Company closed out the cross currency swap (see Note 28) resulting in the receipt of cash proceeds of $3,608 thousand.